EXHIBIT 99.2
On June 27, 2024, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 193-room One Ocean Resort & Spa located in Atlantic Beach, Florida (“One Ocean”) for $85.6 million in cash, net of selling expenses. Additionally, the Company repaid approximately $66.2 million on the mortgage loan of which One Ocean was one of five hotels securing the mortgage loan.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023 has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2024. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2023, and the three months ended March 31, 2024, assumes the disposition closed on January 1, 2023. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of One Ocean and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain resulting from the disposition of One Ocean is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2024
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	One Ocean (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, net ($129,063 attributable to VIEs).	$2,538,470	$14,490	$—		$2,523,980
Contract asset	378,160	—	—		378,160
Cash and cash equivalents ($3,675 attributable to VIEs)	111,065	1,374	85,340	(C) (i)	129,541
			752	(C) (i)
			(66,242)	(C) (ii)
Restricted cash ($9,600 attributable to VIEs)	132,949	1,352	—		131,597
Accounts receivable, net of allowance ($218 attributable to VIEs)	56,041	848	—		55,193
Inventories ($4 attributable to VIEs)	3,754	152	—		3,602
Notes receivable, net	9,642	—	—		9,642
Investments in unconsolidated entities	9,426	—	—		9,426
Deferred costs, net ($206 attributable to VIEs)	1,750	—	—		1,750
Prepaid expenses ($867 attributable to VIEs)	22,133	457	—		21,676
Derivative assets	12,398	—	—		12,398
Operating lease right-of-use assets	43,975	—	—		43,975
Other assets ($1,645 attributable to VIEs)	18,948	387	—		18,561
Intangible assets	797	—	—		797
Due from third-party hotel managers	23,531	—	—		23,531
Assets held for sale	176,178	—	—		176,178
Total assets	$3,539,217	$19,060	$19,850		$3,540,007
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($70,546 attributable to VIEs)	$2,934,894	$51,987	$(14,255)	(C) (ii)	$2,868,652
Debt associated with hotels in receivership	355,120	—	—		355,120
Finance lease liability	18,387	—	—		18,387
Other finance liability ($26,908 attributable to VIEs)	26,908	—	—		26,908
Accounts payable and accrued expenses ($12,582 attributable to VIEs)	130,613	3,572	—		127,041
Accrued interest payable ($520 attributable to VIEs)	12,511	234	—		12,277
Accrued interest associated with hotels in receivership	23,040	—	—		23,040
Dividends and distributions payable ($1 attributable to VIEs)	3,651	—	—		3,651
Due to Ashford Inc., net ($3,553 attributable to VIEs)	9,732	109	—		9,623
Due to related parties, net ($48 attributable to VIEs)	2,003	(97)	—		2,100
Due to third-party hotel managers ($122 attributable to VIEs)	1,487	—	—		1,487
Intangible liabilities, net	2,005	—	—		2,005
Operating lease liabilities	44,661	—	—		44,661
Other liabilities	3,443	—	—		3,443
Liabilities related to assets held for sale	101,720	—	—		101,720
Total liabilities	3,670,175	55,805	(14,255)		3,600,115
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	22,300	—	—		22,300
Series J Redeemable Preferred Stock, $0.01 par value, 4,353,135 shares issued and outstanding at March 31, 2024	100,192	—	—		100,192
Series K Redeemable Preferred Stock, $0.01 par value, 262,060 shares issued and outstanding at March 31, 2024	6,434	—	—		6,434
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,159,927 shares issued and outstanding at March 31, 2024	12	—	—		12
Series F Cumulative Preferred Stock, 1,104,344 shares issued and outstanding at March 31, 2024	11	—	—		11
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at March 31, 2024	15	—	—		15
Series H Cumulative Preferred Stock, 1,099,325 shares issued and outstanding at March 31, 2024	11	—	—		11
Series I Cumulative Preferred Stock, 1,143,923 shares issued and outstanding at March 31, 2024	11	—	—		11
Common stock, $0.01 par value, 400,000,000 shares authorized, 40,167,334 shares issued and outstanding at March 31, 2024	402	—	—		402
Additional paid-in capital	2,383,814	(36,745)	14,490	(C) (i)	2,383,814
			752	(C) (i)
			(51,987)	(C) (ii)
Accumulated deficit	(2,661,080)	—	70,850	(C) (i)	(2,590,230)
Total stockholders’ equity (deficit) of the Company	(276,804)	(36,745)	34,105		(205,954)
Noncontrolling interest in consolidated entities	16,920	—	—		16,920
Total equity (deficit)	(259,884)	(36,745)	34,105		(189,034)
Total liabilities and equity/deficit	$3,539,217	$19,060	$19,850		$3,540,007
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of March 31, 2024, as reported in its Quarterly Report on Form 10-Q, filed on May 9, 2024.
(B)Represents the removal of the historical balance sheet of One Ocean as of March 31, 2024.
(C)Represents adjustments for Ashford Trust’s disposition of One Ocean as of March 31, 2024, which includes: (i) an adjustment for the cash consideration received of $85.6 million, net of selling expenses and cash received for hotel net working capital; and (ii) the cash paid to repay a portion of the the mortgage loan in part in an amount that exceeded the amount allocated to One Ocean.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2023
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	One Ocean (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$1,059,155	$12,631	$—		$1,046,524
Food and beverage	232,829	6,919	—		225,910
Other hotel revenue	72,748	3,267	—		69,481
Total hotel revenue	1,364,732	22,817	—		1,341,915
Other	2,801	—	—		2,801
Total revenue	1,367,533	22,817	—		1,344,716
EXPENSES
Hotel operating expenses:
Rooms	249,434	3,025	—		246,409
Food and beverage	161,300	4,392	—		156,908
Other expenses	464,058	6,007	—		458,051
Management fees	50,645	674	—		49,971
Total hotel expenses	925,437	14,098	—		911,339
Property taxes, insurance and other	70,226	1,153	—		69,073
Depreciation and amortization	187,807	1,665	—		186,142
Advisory services fee	48,927	—	—		48,927
Corporate, general and administrative	16,181	—	—		16,181
Total operating expenses	1,248,578	16,916	—		1,231,662
Gain (loss) on consolidation of VIE and disposition of assets	11,488	—	70,850	(C) (i)	82,338
OPERATING INCOME (LOSS)	130,443	5,901	70,850		195,392
Equity in earnings (loss) of unconsolidated entities	(1,134)	—	—		(1,134)
Interest income	8,978	—	—		8,978
Other income (expense)	310	—	—		310
Interest expense and amortization of discounts and loan costs	(366,148)	(5,088)	—		(361,060)
Write-off of premiums, loan costs and exit fees	(3,469)	—	—		(3,469)
Gain (loss) on extinguishment of debt	53,386	—	—		53,386
Realized and unrealized gain (loss) on derivatives	(2,200)	—	—		(2,200)
INCOME (LOSS) BEFORE INCOME TAXES	(179,834)	813	70,850		(109,797)
Income tax (expense) benefit	(900)	—	—		(900)
NET INCOME (LOSS)	(180,734)	813	70,850		(110,697)
(Income) loss attributable to noncontrolling interest in consolidated entities	6	—	—		6
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,239	—	(889)	(C) (ii)	1,350
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(178,489)	813	69,961		(109,341)
Preferred dividends	(15,921)	—	—		(15,921)
Deemed dividends on redeemable preferred stock	(2,673)	—	—		(2,673)
Gain (loss) on extinguishment of preferred stock	3,390	—	—		3,390
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(193,693)	$813	$69,961		$(124,545)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(5.61)				$(3.61)
Weighted average common shares outstanding—basic	34,523				34,523
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(5.61)				$(3.61)
Weighted average common shares outstanding—diluted	34,523				34,523

See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2024
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Hotel Group (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$229,207	$2,946	$—		$226,261
Food and beverage	57,358	1,871	—		55,487
Other hotel revenue	16,692	807	—		15,885
Total hotel revenue	303,257	5,624	—		297,633
Other	639	—	—		639
Total revenue	303,896	5,624	—		298,272
EXPENSES
Hotel operating expenses:
Rooms	54,680	680	—		54,000
Food and beverage	37,831	1,125	—		36,706
Other expenses	106,826	1,494	—		105,332
Management fees	11,550	165	—		11,385
Total hotel expenses	210,887	3,464	—		207,423
Property taxes, insurance and other	17,364	313	—		17,051
Depreciation and amortization	40,544	277	—		40,267
Advisory services fee	15,201	—	—		15,201
Corporate, general and administrative	8,272	—	—		8,272
Total operating expenses	292,268	4,054	—		288,214
Gain (loss) on disposition of assets and hotel properties	6,956	—	—		6,956
Gain (loss) on derecognition of assets	133,909	—	—		133,909
OPERATING INCOME (LOSS)	152,493	1,570	—		150,923
Equity in earnings (loss) of unconsolidated entities	(534)	—	—		(534)
Interest income	1,984	—	—		1,984
Other income (expense)	36	—	—		36
Interest expense and amortization of discounts and loan costs	(73,961)	(1,252)	—		(72,709)
Interest expense associated with hotels in receivership	(12,098)	—	—		(12,098)
Write-off of premiums, loan costs and exit fees	(18)	—	—		(18)
Gain (loss) on extinguishment of debt	45	—	—		45
Realized and unrealized gain (loss) on derivatives	4,761	—	—		4,761
INCOME (LOSS) BEFORE INCOME TAXES	72,708	318	—		72,390
Income tax (expense) benefit	(303)	—	—		(303)
NET INCOME (LOSS)	72,405	318	—		72,087
(Income) loss attributable to noncontrolling interest in consolidated entities	9	—	—		9
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(853)	—	4	(C) (ii)	(849)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	71,561	318	4		71,247
Preferred dividends	(5,011)	—	—		(5,011)
Deemed dividends on redeemable preferred stock	(682)	—	—		(682)
Gain (loss) on extinguishment of preferred stock	1,573	—	—		1,573
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$67,441	$318	$4		$67,127
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$1.74				$1.74
Weighted average common shares outstanding—basic	38,458				38,458
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$0.60				$0.60
Weighted average common shares outstanding—diluted	116,729				116,729

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2023, as reported in its Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 14, 2024 and the historical consolidated statement of operations of Ashford Trust for the three months ended March 31, 2024, as reported in its Quarterly Report on Form 10-Q, filed on May 9, 2024.
(B)Represents the removal of the historical consolidated statements of operations of One Ocean for the year ended December 31, 2023, and the three months ended March 31, 2024.
(C)Represents adjustments for the Company’s sale of One Ocean, which includes: (i) the estimated non-recurring gain on the disposition of One Ocean for the year ended December 31, 2023 and (ii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of One Ocean, including the estimated non-recurring gain for the year ended December 31, 2023, based on an ownership percentage of 1.27% for the year ended December 31, 2023 and 1.25% for the three months ended March 31, 2024. There is no estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2023 and the three months ended March 31, 2024. The pro forma gain resulting from the disposition of One Ocean is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.